ALLIANCE ALL-MARKET ADVANTAGE FUND

ANNUAL REPORT
SEPTEMBER 30, 1998

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

November 27, 1998

Dear Shareholder:

This annual report discusses investment results and market activity for Alliance All-Market Advantage Fund (the "Fund"), a closed-end fund which trades under the New York Stock Exchange symbol "AMO," for the periods ended September 30, 1998. Your Fund's investment objective is to seek long-term growth of capital through all market conditions. The Fund invests a majority of its assets in a core portfolio of stocks of large, intensely researched, high quality companies that we believe are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

INVESTMENT RESULTS
The following table shows how the Fund performed during the six- and 12-month periods ended September 30, 1998. For comparison, we have shown returns for the overall U.S. stock market, represented by the unmanaged S&P 500 Stock Index, and the Russell 1000 Growth Stock Index.

The Fund and its benchmarks experienced negative performance over the six-month period ended September 30, 1998 due to the Asian crisis and subsequent problems in Russia and Latin America. Several of your Fund's financial holdings declined during this time which negatively affected performance. However, your Fund outperformed both benchmarks during the 12-month period, posting a 12.49% return at net asset value (NAV). The Fund benefited from good stock selections during this time frame, specifically within the technology, financial and health care sectors.

INVESTMENT RESULTS*
Periods Ended September 30, 1998
                                     TOTAL RETURNS
                                 6 MONTHS       12 MONTHS
                                 --------       ---------
ALLIANCE ALL-MARKET
  ADVANTAGE FUND                   -5.48%         12.49%

S&P 500 STOCK INDEX                -6.93%          9.08%

RUSSELL 1000 GROWTH STOCK INDEX    -4.96%         11.11%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD, AND ARE BASED ON THE NET ASSET VALUE AS OF SEPTEMBER 30, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. THE INDICES REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.


During the 12-month period ended September 30, 1998, the Fund paid four distributions totaling $5.1581 per share. The Fund's NAV ended the period at $32.52 per share.

THE YEAR IN REVIEW
We experienced a very strong equity market during the first nine and one-half months of the fiscal year, followed by a quick and violent correction over the last two and one-half months. In our previous shareholder letters, we wrote that as the market's valuation continued to increase, any uncertainties that developed would increase the volatility of the market. The uncertainty or risks that we referred to included the Asian economy and the Year 2000 (Y2K) computer conversion. The recent market correction we experienced was due to more than these two factors. It included concerns about the Asian, Russian, and Latin American economies, as well as their effect on a potential global recession and the current credit/liquidity crisis mind set. The credit/liquidity crisis that followed caused the demand for most fixed income securities to dry up. Long Term Capital Management (LTCM), a large, highly leveraged hedge fund, lost a


1


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

good deal of its value very quickly as interest rate spreads went against them due to the liquidity crisis. Some investors feared this could happen to other highly leveraged funds.

Our underlying investment thesis, given the potential risks we saw in the market, was that our overweight positions in the technology and financial sectors would counterbalance each other in a slowing economy. The flaw in this tenet during the last three months was the quickness in which asset/credit quality became a real issue for those trading/banking entities exposed to the financial markets. Several of our financial holdings such as Citicorp, Merrill Lynch & Co., Inc. and Morgan Stanley, Dean Witter & Co. declined 30-50% from their highs in July.

The strongest contributions to the Fund's portfolio this fiscal year came from our holdings in the technology and health care sectors. Specifically in technology, our four largest holdings were all up over 50%. Dell Computer Corp., the Fund's largest holding, grew revenues at over 3 times the overall PC market. Cisco Systems, Inc. outperformed as a result of gaining market share in the fast growing network arena. Nokia Corp. ADR continued to take market share in both the wireless handset market and the telecommunication's infrastructure market. Microsoft benefited from new product introductions and a strong PC environment.

In the health care sector, the Fund owns large positions in several pharmaceutical companies including Merck & Co., Inc., Schering-Plough Corp., Bristol-Myers Sqibb Co. and Pfizer, Inc. We believed these companies would grow earnings in the mid teens or better as the demographics for these companies' products continue to improve. These four pharmaceutical companies also had a number of new drugs in their pipelines. Additionally, in a low inflationary environment, they did not have to rely on price increases to sustain earnings growth.

Other sectors also performed well for the Fund this fiscal year. In retailing, where strong U.S. consumer spending drove sales, the Fund's holdings in Wal-Mart Stores, Inc., Home Depot, Inc., Dayton Hudson Corp., and Kohl's Corp. benefited. In the media sector, Tele-communications Liberty Media Group outperformed due to the scarcity value being placed on programming assets. In the multi-industry sector, Tyco International grew through strong organic growth and through accretive acquisitions funded by strong internal cash flow.

By fiscal year-end, the short positions in the Fund consisted of written calls against individual stocks and written calls against market indices. Time premiums have been inflated by significantly higher implied volatilities on the index-related options. Therefore, we believe, given our outlook of the market, that the most attractive strategy for proving downside protection to the Fund is to write calls, or in effect, receive these expensive premiums.

MARKET ENVIRONMENT AND OUTLOOK
It is important to recognize that the world's financial markets have changed dramatically over the last three months. Investors are now concerned that the recession/deflation environment that impacted Asia last year has circuitously spread to both Latin America and Eastern Europe, through Russia. Russia's collapse may be correctly judged as being economically insignificant but it proved to be the turning point for the world's financial markets. Russia's problems impacted not only emerging market economies, but also rich country commodity producers whose export revenues have collapsed. Compounding this negative development is the potential credit/liquidity crisis that firms like LTCM have brought into focus.

First on the recessionary/deflationary front, we believe that the Latin American situation is of greatest significance to the U.S. due to the important trade relationship with our two neighbors, Mexico and Canada. We are focusing particularly on Brazil, which we believe will adopt the needed fiscal and monetary policies to orchestrate a managed and gradual devaluation (6%/year) of Brazil's currency, the real. This should alleviate corresponding pressures on Argentina.

With regard to the credit/liquidity crisis, investment organizations like LTCM have stressed the global financial system through the leverage they employed. We have certainly experienced the increased volatility associated with the unwinding, or "forced selling," of these leveraged positions in the recent months. However, we believe that the actual trading, credit and counterparty losses associated with LTCM will be forthcoming and could


2


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

impact some company balance sheets. The likely conclusion we can draw is that credit, in its many forms, will be more difficult to obtain in the capital markets going forward.

As we approach the millennium, Y2K computer and 1999 Euro conversion issues could quickly create uncertainty regarding our computer readiness and security. This is particularly true in the government area and the financial sector, with Europe and Asia a step behind the U.S. in terms of preparedness.

As we step back and analyze these developments, it is important to recognize that the U.S. and Europe account for $15 trillion of the $25 trillion world Gross Domestic Product (GDP). The United States' $7 trillion economy is primarily domestic with the U.S. consumer playing the dominant role. In order to ensure the health of the U.S. consumer, the Fed has the flexibility to cut rates (which happened twice in the month of October). Additionally, it is possible that the U.S. Congress could cut taxes next year which would also help the U.S. consumer. Fed funds rates are at 5.00% and we believe there is flexibility down to a 3.00% level. (Expected U.S. inflation is less than 2% and Europe's short-term rates are at 3.3%.) In other words, to get from where we are today to a recession in the U.S. and a resulting global slump would require the current global concerns to worsen (e.g., Japanese banking reforms continue to stall) and U.S. policy makers to exercise poor judgment in using their available tools to keep the economy on its current track.

PORTFOLIO STRATEGY
Our cautiously optimistic view of the U.S. equity market has not changed. A "flight to quality" will likely mean lower U.S. interest rates. As of mid-November, the long bond yield was approximately 5.2%. Well chosen large cap growth stocks, with double-digit earnings growth, should reflect their superior returns over time.

As the market has been indiscriminate in its selling of stocks, we are using this as an opportunity to add to key holdings where our confidence in the underlying earnings capacity of the companies remains high and where the exposure to developing countries is either muted or overly discounted.

The issues for the emerging markets, particularly Asia and Russia, are real and troubling. However, our often-stated positives for the U.S. equity market remain in place. The U.S. continues to enjoy some tremendous strengths in both absolute and relative terms. These range all the way from our democratic-capitalist base, through sound legal and accounting structures, excellent corporate health, technology leadership, ongoing benefits of cost cutting, brand leadership, centralist fiscal, monetary and political policies, and strong 401(k) type investment flows. Thus, although we anticipate market volatility to continue, we also argue that there are very persuasive reasons for "staying the equity course."

QUARTERLY DISTRIBUTION
The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Senior Vice President



Michael J. Reilly
Senior Vice President


3


TEN LARGEST HOLDINGS
SEPTEMBER 30, 1998                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Dell Computer Corp.                              $ 9,152,400            11.2%
Nokia Corp. ADR                                    6,627,969             8.1
Cisco Systems, Inc.                                6,369,778             7.8
AirTouch Communications, Inc. (a)                  4,443,375             5.5
MBNA Corp. (a)                                     3,998,544             4.9
Tyco International Ltd. (a)                        3,922,750             4.8
Microsoft Corp.                                    3,918,225             4.8
Home Depot, Inc. (a)                               3,633,000             4.5
Pfizer, Inc. (a)                                   3,514,687             4.3
Schering-Plough Corp. (a)                          3,352,187             4.1
                                                 $48,932,915            60.0%


(a)  Adjusted for market value of call options purchased.


4


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________


                                                 SHARES            VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-74.5%
TECHNOLOGY-38.5%
COMMUNICATION EQUIPMENT-10.1%
America Online, Inc.(a)                          10,000      $ 1,112,500
Lucent Technologies, Inc.(a)                      7,000          483,438
Nokia Corp. ADR(b)                               84,500        6,627,969
                                                             ------------
                                                               8,223,907

COMPUTER HARDWARE-15.2%
Compaq Computer Corp.                            60,000        1,897,500
Dell Computer Corp.(a)(c)                       139,200        9,152,400
EMC Corp.(c)                                     24,100        1,378,219
                                                             ------------
                                                              12,428,119

COMPUTER SOFTWARE-4.8%
Microsoft Corp.(a)(c)                            35,600        3,918,225

NETWORKING SOFTWARE-7.8%
Cisco Systems, Inc.(a)(c)                       103,050        6,369,778

SEMICONDUCTOR COMPONENTS-0.6%
Intel Corp.                                       5,500          471,625
                                                             ------------
                                                              31,411,654

FINANCE-16.0%
BANKING - REGIONAL-1.7%
Norwest Corp.(a)                                 19,500          698,344
U.S. Bancorp                                     20,000          711,250
                                                             ------------
                                                               1,409,594

BROKERAGE & MONEY MANAGEMENT-2.1%
Merrill Lynch & Co., Inc.(a)                     36,000        1,705,500

INSURANCE-2.4%
Progressive Corp.(a)                              9,000        1,014,750
Travelers Group, Inc.(a)                         24,000          900,000
                                                             ------------
                                                               1,914,750

MORTGAGE BANKING-3.0%
Fannie Mae Corp.                                 27,000        1,734,750
H. F. Ahmanson & Co.(a)                           8,600          477,300
Washington Mutual, Inc.                           8,000          270,000
                                                             ------------
                                                               2,482,050

MISCELLANEOUS-6.8%
Associates First Capital
  Corp. Cl. A(a)                                 21,000        1,370,250
Household International, Inc.(a)                 32,100        1,203,750
MBNA Corp.(a)                                   102,150        2,924,044
                                                             ------------
                                                               5,498,044
                                                             ------------
                                                              13,009,938

CONSUMER SERVICES-11.2%
AIRLINES-2.5%
Northwest Airlines, Inc. Cl. A(c)                34,200          857,137
UAL Corp.(a)(c)                                  18,300        1,186,069
                                                             ------------
                                                               2,043,206

BROADCASTING & CABLE-5.0%
AirTouch Communications, Inc.(a)(c)              32,000        1,824,000
Tele-Communications Liberty Media
  Group Cl. A(c)                                 60,500        2,219,594
                                                             ------------
                                                               4,043,594

RETAIL - GENERAL MERCHANDISE-3.7%
Dayton Hudson Corp.                              39,000        1,394,250
Home Depot, Inc.(a)                              15,000          592,500
Kohl's Corp.(c)                                  27,400        1,068,600
                                                             ------------
                                                               3,055,350
                                                             ------------
                                                               9,142,150


5


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                              SHARES OR
                                             CONTRACTS (D)         VALUE
-------------------------------------------------------------------------------
HEALTHCARE-6.2%
DRUGS-2.8%
Pfizer, Inc.(a)                                  17,000      $ 1,800,937
Warner-Lambert Co.(a)                             6,500          490,750
                                                             ------------
                                                               2,291,687

MEDICAL PRODUCTS-3.4%
HBO & Co.(a)                                     39,200        1,131,900
IMS Health, Inc.(a)                              13,000          805,187
Medtronic, Inc.(a)                               13,400          775,525
                                                             ------------
                                                               2,712,612
                                                             ------------
                                                               5,004,299

MULTI-INDUSTRY-2.6%
CAPITAL GOODS-2.6%
Tyco International Ltd.(a)                       39,000        2,154,750
Total Common Stocks (cost $33,877,467)                        60,722,791

CALL OPTIONS PURCHASED-27.2%(C)
AirTouch Communications, Inc.
  expiring Jan '99 @ $20                            550        2,062,500
  expiring Jan '00 @ $20                            150          556,875
Bristol-Myers Squibb Co.
  expiring Jan '99 @ $60                            250        1,110,937
  expiring Jan '00 @ $60                            100          468,750
Citicorp
  expiring Jan '99 @ $60                             20           68,500
Coca-Cola Co.
  expiring Jan '99 @ $35                             50          118,125
Dayton Hudson Corp.
  expiring Jan '99 @ $22.50                         240          324,000
Fannie Mae
  expiring Jan '00 @ $40                             80          217,000
General Electric Co.
  expiring Jan '99 @ $30                            100          502,500
  expiring Jan '00 @ $50                            100          337,500
Home Depot, Inc.
  expiring Jan '99 @ $30 (e)                        580        2,142,375
  expiring Jan '00 @ $27.50                         200          307,500
  expiring Jan '00 @ $35                            250          590,625


                                             CONTRACTS (D) OR
                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)           VALUE
-------------------------------------------------------------------------------
MBNA Corp.
  expiring Jan '99 @ $13.375                        135      $   311,344
  expiring Jan '99 @ $15                            180          254,250
  expiring Jan '99 @ $16.625                        225          417,656
  expiring Jan '99 @ $20                            100           91,250
Merck & Co., Inc.
  expiring Jan '99 @ $55                            150        1,125,000
  expiring Jan '99 @ $60                             20          140,250
Morgan Stanley, Dean Witter & Co.
  expiring Jan '99 @ $30                            400          595,000
NationsBank Corp.
  expiring Jan '99 @ $35                            230          457,125
Pfizer, Inc.
  expiring Jan '99 @ $30                            150        1,151,250
  expiring Jan '99 @ $50                            100          562,500
Philip Morris Cos., Inc.
  expiring Jan '99 @ $23.375                        505        1,174,125
Schering-Plough Corp.
  expiring Jan '99 @ $25                            425        3,352,187
Tyco International Ltd.
  expiring Jan '00 @ $30                            640        1,768,000
United Technologies Corp.
  expiring Jan '99 @ $50                            230          618,125
Wal-Mart Stores, Inc.
  expiring Jan '00 @ $30                             50          135,625
  expiring Jan '00 @ $35                            350          774,375
  expiring Jan '00 @ $40                             50          101,250
Walt Disney Co.
  expiring Jan '99 @ $50                            425          387,813
Total Call Options Purchased
  (cost $15,225,920)                                          22,224,312

SHORT TERM INVESTMENT-1.3%
COMMERCIAL PAPER-1.3%
General Electric Capital Corp.
  5.70%, 10/01/98
(amortized cost ($1,049,000)                     $1,049        1,049,000

TOTAL INVESTMENTS-103.0%
  (cost $50,152,387)                                         $83,996,103


6


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________



                                              CONTRACTS (D)        VALUE
-------------------------------------------------------------------------------
CALL OPTIONS WRITTEN-(1.4%)(C)
Chicago Board Options Exchange
  NASDAQ 100 Index
  expiring Oct '98 @ $1,280                          15       $ (136,312)
  expiring Oct '98 @ $1,300                          30         (231,000)
  expiring Oct '98 @ $1,320                           5          (31,063)
  expiring Oct '98 @ $1,360                          10          (38,000)
  expiring Oct '98 @ $1,380                          10          (25,625)
  expiring Oct '98 @ $1,400                          20          (40,000)
Cisco Systems, Inc.
  expiring Oct '98 @ $65                            130          (20,313)
Dell Computer Corp.
  expiring Oct '98 @ $60                            100          (75,000)
  expiring Oct '98 @ $62.50                         140          (80,500)
  expiring Oct '98 @ $70                             70          (12,688)
Merrill Lynch & Co., Inc.
  expiring Oct '98 @ $45                            100          (42,500)
Nokia Corp.
  expiring Oct '98 @ $80 (b)                        100          (36,250)
Standard & Poor's 500 Index
  expiring Oct '98 @ $995                            30        $(142,500)
  expiring Oct '98 @ $1,010                          20          (70,000)
  expiring Oct '98 @ $1,025                          20          (54,000)
  expiring Oct '98 @ $1,030                          20          (48,000)
  expiring Oct '98 @ $1,050                          65          (96,687)

Total Call Options Written
  (premiums received $1,306,240)                              (1,180,438)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN-101.6%
  (cost $48,846,147)                                          82,815,665
Other assets less liabilities-(1.6%)                          (1,263,646)

NET ASSETS-100%                                              $81,552,019


(a) Security or a portion thereof, has been segregated to collateralize open options written. This collateral has a total market value of approximately $25,968,392.

(b)  Country of origin--Finland.

(c)  Non-income producing.

(d)  One contract relates to 100 shares unless otherwise indicated.

(e)  One contract relates to 150 shares.
     Glossary of Terms:
     ADR - American Depository Receipt.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $50,152,387)           $83,996,103
  Receivable for investment securities sold                          3,302,994
  Dividends receivable                                                  19,468
  Deferred organization expenses and other assets                       19,112
  Total assets                                                      87,337,677

LIABILITIES
  Due to custodian                                                     325,058
  Outstanding call options written, at value (premiums
    received $1,306,240)                                             1,180,438
  Dividend payable                                                   2,464,879
  Payable for investment securities purchased                        1,437,159
  Advisory fee payable                                                 123,649
  Administration fee payable                                            17,620
  Accrued expenses                                                     236,855
  Total liabilities                                                  5,785,658

NET ASSETS                                                         $81,552,019

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $25,080
  Additional paid-in capital                                        49,470,792
  Accumulated net realized loss on investment transactions          (1,913,371)
  Net unrealized appreciation of investments and options written    33,969,518
                                                                   $81,552,019

NET ASSET VALUE PER SHARE (based on 2,508,017 shares outstanding)       $32.52


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1998                ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $10,345)                                       $284,590
  Interest                                              60,878     $   345,468

EXPENSES
  Advisory fee                                                       1,528,461
  Administrative                                                       221,977
  Custodian                                                            161,142
  Audit and legal                                                       96,327
  Shareholder servicing                                                 88,710
  Printing                                                              53,599
  Directors' fees and expenses                                          39,672
  Transfer agency                                                       17,625
  Registration                                                          16,058
  Dividends on securities sold short                                     5,226
  Amortization of organization expenses                                  4,000
  Miscellaneous                                                          3,995
  Total expenses before interest                                     2,236,792
  Interest expense on short sales                                       41,327
  Total expenses                                                     2,278,119
  Net investment loss                                               (1,932,651)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions                            10,885,551
  Net realized gain on short sale transactions                          36,031
  Net realized loss on written option transactions                  (2,055,105)
  Net change in unrealized appreciation of
    investments, short sales and options written                     2,937,240
  Net gain on investments                                           11,803,717

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,871,066


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                YEAR ENDED         YEAR ENDED
                                               SEPTEMBER 30,      SEPTEMBER 30,
                                                   1998               1997
                                               -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $(1,932,651)         $(1,439,672)
  Net realized gain on investment,
    short sale and written option
    transactions                                8,866,477           12,310,009
  Net change in unrealized
    appreciation of investments,
    short sales and options written             2,937,240           23,766,594
  Net increase in net assets
    from operations                             9,871,066           34,636,931

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments            (12,924,008)          (5,741,965)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting
    in issuance of common stock                   127,507                   -0-
  Total increase (decrease)                    (2,925,435)          28,894,966

NET ASSETS
  Beginning of year                            84,477,454           55,582,488
  End of year                                 $81,552,019          $84,477,454


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998                           ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net realized gain on investment transactions and a corresponding increase in accumulated net investment loss. This reclassification had no affect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. During the year ended September 30, 1998, the fee as adjusted, amounted to 1.72% of the Fund's average net assets.


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                                  ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$1,215 during the year ended September 30, 1998.

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid on investment transactions for the year ended September 30, 1998 amounted to $250,574, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $80,730,704 and $94,323,383, respectively, for the year ended September 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended September 30, 1998.

At September 30, 1998, the cost of investments for federal income tax purposes was $49,206,916. Accordingly, gross unrealized appreciation of investments was $35,977,558 and gross unrealized depreciation of investments was $2,368,809 resulting in net unrealized appreciation of $33,608,749.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and any change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value. Losses from written market index options may be unlimited.


12


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Transactions in options written for the year ended September 30, 1998 were as follows:

                                                   NUMBER             PREMIUMS
                                               OF CONTRACTS           RECEIVED
                                               ------------           ---------
Options outstanding at beginning of year              350          $ 1,191,160
Options written                                    13,464           26,336,503
Options terminated in closing purchase
  transactions                                    (12,804)         (25,834,686)
Options expired                                      (125)            (386,737)
Options outstanding at September 30, 1998             885          $ 1,306,240

2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.25% to the prospective brokers on the market value of the short sales.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,508,017 shares outstanding at September 30, 1998, the Investment Adviser owned 5,000 shares. During the year ended September 30, 1998, the Fund issued 3,017 shares in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 1997, the Fund did not issue shares in connection with the Fund's dividend reinvestment plan.


13


FINANCIAL HIGHLIGHTS                         ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   NOVEMBER 4,
                                            YEAR ENDED SEPTEMBER 30,                 1994(A)
                                            ------------------------              TO SEPT. 30,
                                               1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $33.72       $22.19       $23.78       $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.77)        (.58)        (.48)        (.09)
Net realized and unrealized gain on
  investment transactions                       4.73        14.40         1.86         5.65
Net increase in net asset value from
  operations                                    3.96        13.82         1.38         5.56

LESS: DISTRIBUTIONS
Distributions from net realized gains          (5.16)       (2.29)       (2.97)       (1.48)
Net asset value, end of period                $32.52       $33.72       $22.19       $23.78
Market value, end of period                  $36.875      $31.188       $19.00       $19.50

TOTAL RETURN
Total investment return based on: (c)
  Market value                                 37.40%       79.27%       13.26%        5.46%
  Net asset value                              12.49%       65.66%        8.10%       28.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $81,552      $84,477      $55,582      $59,561
Ratio of expenses to average net assets         2.57%        2.48%        2.87%        2.00%(d)
Ratio of expenses to average net assets
  excluding interest expense                    2.52%(e)     2.43%(e)     2.62%(e)     2.00%(d)
Ratio of net investment loss to
  average net assets                           (2.18)%      (2.07)%      (2.11)%       (.48)%(d)
Portfolio turnover rate                           96%         105%         199%         140%


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d)  Annualized.

(e) Net of interest expense of .05%, .05% and .25%, respectively, on short sales (see Note C).


14



REPORT OF INDEPENDENT ACCOUNTANTS            ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period November 4, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
November 18, 1998


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $2,530,050 of capital gain distributions were paid by the fund during the fiscal year ended September 30, 1998. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


15


ADDITIONAL INFORMATION                       ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund ("the Dividend Shares"). Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary enrollment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at the Bank of New York, 101 Barclay Street, New York, NY 10286.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Alfred Harrison, the Senior Vice President of the Fund.


16


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

YEAR 2000 AND EURO (UNAUDITED)
Many computer systems and applications in use today process transactions using two digit date fields for the year of the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year 1900, which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. In addition to the year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser, ("Alliance") began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structure and coordinated process to deal with the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interface with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process or reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.


17


                                             ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED HARRISON, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


18


ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds".

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMAAR